UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 16, 2004


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


ITEM 9. REGULATION FD DISCLOSURE

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2004
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated April 16, 2004

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                                  Exhibit 99.1



                               O'REILLY AUTO PARTS


FOR IMMEDIATE RELEASE

For further information contact:                          David O'Reilly
                                                          James R. Batten
                                                          (417) 862-3333
________________________________________________________________________________

                     O'REILLY AUTOMOTIVE INC. ANNOUNCES 2004
               FIRST QUARTER EARNINGS RELEASE AND CONFERENCE CALL
________________________________________________________________________________

Springfield, MO, April 16, 2004 - O'Reilly Automotive, Inc. (the "Company") (Nasdaq: ORLY) announced the release date for first quarter earnings as Tuesday, April 27, 2004, with a conference call to follow Wednesday, April 28, 2004.

The Company's first quarter earnings will be released after 5:30 p.m. central time on Tuesday, April 27, 2004, and can be viewed, at that time, on the Company's website at www.oreillyauto.com by clicking on "News".

Investors are invited to listen to the webcast of the Company's conference call discussing the 2004 first quarter financial results on Wednesday, April 28, 2004, after 11:00 a.m. central time on the Company's website at www.oreillyauto.com by clicking on "News".

O'Reilly Automotive is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,109 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, Tennessee, Texas and Virginia as of December 31, 2003.